Exhibit 99.3

DIODES 2Q 2013 EARNINGS CALL

QUESTION AND ANSWER

Operator

(OPERATOR INSTRUCTIONS). STEVE SMIGIE, RAYMOND JAMES.

Steve Smigie —Raymond James & Associates—Analyst

DR. LU, LOOKS LIKE ANOTHER GOOD QUARTER HERE. LOOKING FORWARD TO THE GUIDANCE, IT LOOKS LIKE, AS IT IS WITH YOUR GUIDANCE, EPS IS AHEAD OF THE STREET; BUT IT ALSO SEEMS LIKE THERE WAS SOME ADDITIONAL POTENTIAL BENEFIT THAT YOU WOULD’VE HAD. THE GROSS MARGIN HAD THAT POWER PLANT ISSUE. CAN YOU TALK ABOUT WHAT MAGNITUDE OF IMPACT THE GROSS MARGIN WAS HIT BY FROM THAT — THE POWER PLANT?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, SINCE THE POWER OUTAGE JUST HAPPENED JULY 26, AND SO — IT JUST BACK TO INSTALL THE POWER ONE WEEK LATER, WHICH WAS LAST FRIDAY. THE POWER JUST GRADUALLY COME BACK.

THEN IT TOOK TIME TO RAMP THE EQUIPMENT AND REQUALIFY THE EQUIPMENT, THEN PUT IT INTO PRODUCTION. THAT IS WHY WE ESTIMATE WE WOULD LOSE THE OUTPUT FOR ABOUT A HALF A MONTH. AND OBVIOUSLY, IT IS NOT COMPLETED RECOVER YET. SO WE REALLY DON’T HAVE THE FINAL NUMBER, BUT I WOULD SAY SOMEWHERE AROUND 0.5% TO 1.0% GPM PROBLEMS. BUT WE DON’T KNOW FOR SURE YET.

Steve Smigie —Raymond James & Associates—Analyst

OKAY, GREAT. THANKS. AND SHOULD WE ASSUME THAT THERE’S ALSO PROBABLY SOME SORT OF REVENUE IMPACT HERE TO THE THIRD QUARTER BECAUSE OF THE DISRUPTION HERE IN YOUR MANUFACTURING?

Keh-Shew Lu —Diodes Incorporated—President and CEO

IT IS, BUT WE TRIED TO — SINCE WE STILL HAVE TWO MONTHS TO MAKE IT UP, AND WITH FLEX CYCLE TIME, WITH ASSEMBLY CYCLE TIME, I AM HOPING THAT IS MINIMAL. BUT LIKE I SAID, IT JUST HAPPENED. WE ARE ASSESSING THE DAMAGE OF EVERYTHING.

SO VERY DIFFICULT RIGHT NOW FOR ME TO SAY. SO WE JUST PUT A CONSERVATIVE NUMBER THAT WE HAVE. AND WHEN WE GO TO THE UPDATE GUIDANCE NEXT MONTH, THEN WE WILL HAVE A MUCH MORE CLEAR PICTURE.

Steve Smigie —Raymond James & Associates—Analyst

RIGHT. MAKES SENSE. LAST QUESTION, JUST FOR THE REPORTED QUARTER, I THINK YOU GUYS DID RELATIVELY WELL COMING IN ABOVE THE MIDPOINT — OR COMING IN ABOVE CONSENSUS IN THE FACE OF THE COMPUTING WEAKNESS OUT THERE.

I KNOW YOU MENTIONED SOME NEW DESIGN WINS RAMPING AND SOME SHARE GAINS AS WELL. IS THERE ONE OR THE OTHER OF THOSE THAT WAS MORE SIGNIFICANT IN YOUR BEING ABLE TO OUTPERFORM HERE?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

I THINK IT WAS BOTH — I THINK THAT THE NEW DESIGN WINS WERE SHARE GAINS. OKAY? SO I THINK THEY ARE KIND OF ONE AND THE SAME. SO WE HAD SOME PRETTY SIGNIFICANT NEW PROJECTS THAT CAME IN IN THE QUARTER THAT WERE QUITE HELPFUL TO US.

Steve Smigie —Raymond James & Associates—Analyst

OKAY, GREAT. THANKS A LOT. APPRECIATE IT.

Operator

GARY MOBLEY, BENCHMARK.

Gary Mobley —The Benchmark Company—Analyst

COULD YOU SHARE WITH US WHETHER THE BOOK-TO-BILL RATIO FOR THE QUARTER WAS ABOVE 1.0 OR BELOW 1.0?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

I WOULD SAY IT IS ABOVE 1.0.

Gary Mobley —The Benchmark Company—Analyst

OKAY. AND MARK, YOU MENTIONED THE DISTRIBUTION INVENTORY BEING UP 13%. COULD YOU CLARIFY WHETHER THAT WAS A QUARTER-OVER-QUARTER COMPARISON? AND I’M ASSUMING THAT WAS CLOUDED BY BCD AS WELL.

Mark King —Diodes Incorporated—SVP, Sales and Marketing

MOST OF THAT WAS JUST ADDING THE BCD INVENTORY INTO THE MIX.

Gary Mobley —The Benchmark Company—Analyst

DO YOU HAVE ANY SENSE OF WHAT THE ORGANIC GROWTH RATE IN THE DISTRIBUTION INVENTORY WOULD BE?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

I WOULD SAY, TO BE HONEST WITH YOU, I DIDN’T EVEN REALLY LOOK AT IT. THEY GAVE ME A TOTAL NUMBER. SO I CAN’T GIVE YOU AN ESTIMATE, GARY. BUT I WOULDN’T SAY IT WOULD BE VERY HIGH.

Gary Mobley —The Benchmark Company—Analyst

OKAY. AND JUST TO CLARIFY — MAYBE IF YOU CAN JUST TELL ME IF I’M IN THE BALLPARK. THE ORGANIC GROWTH ADJUSTING FOR THE BCD CONTRIBUTION — WAS THAT SOMEWHERE IN THE NEIGHBORHOOD OF 5% TO 7% SEQUENTIAL FOR Q2?

Keh-Shew Lu —Diodes Incorporated—President and CEO

FROM Q2 VERSUS Q1?

Gary Mobley —The Benchmark Company—Analyst

YES.

Keh-Shew Lu —Diodes Incorporated—President and CEO

ORGANICALLY IT IS ABOUT 5%. YES, IT IS ABOUT 5%.

Gary Mobley —The Benchmark Company—Analyst

OKAY. THAT IS IT FOR ME. THANKS, GUYS.

Keh-Shew Lu —Diodes Incorporated—President and CEO

THANK YOU. AND YOU KNOW THE REASON IS BECAUSE SUPPOSEDLY SECOND QUARTER IS A GOOD QUARTER FOR US. BUT THIS YEAR, COMPUTER MARKET IS NOT AS STRONG AS IN THE PAST. AND WE HAVE VERY SIGNIFICANT REVENUE FROM THE CONSUMER MARKET — I MEAN, COMPUTING MARKET.

BUT WE’RE STILL HAPPY, BECAUSE 5% OVER FIRST QUARTER, AND YOU KNOW FIRST QUARTER IS A VERY STRONG QUARTER FOR US. SO WITH A VERY STRONG FIRST QUARTER, THEN WE ARE ABLE TO GROW 5%? I THINK WE ARE HAPPY WITH EVEN THE SOFT COMPUTER MARKET.

Operator

CHRISTOPHER LONGIARU, SIDOTI.

Christopher Longiaru —Sidoti & Company—Analyst

CONGRATULATIONS ON THE GROSS MARGIN GUIDE, CONSIDERING THIS POWER OUTAGE.

Keh-Shew Lu —Diodes Incorporated—President and CEO

THANK YOU.

Christopher Longiaru —Sidoti & Company—Analyst

SO MY QUESTION ACTUALLY HAS TO DO WITH — IS THERE ANY RECOURSE AGAINST THE LANDLORD OR ANYTHING YOU’RE TALKING ABOUT IN TERMS OF FUTURE PAYMENTS THAT WOULD MAYBE INFLATE EITHER YOUR GROSS MARGIN IN THE DECEMBER QUARTER OR FUTURE QUARTERS, OR POSSIBLY DEFLATE YOUR OPERATING EXPENSES? CAN YOU COMMENT ON THAT?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, YOU KNOW WE ARE IN THE AGE OF NEGOTIATION FOR THE NEXT RENTAL CONTRACT. SO YES, YOU CAN DEMAND ON THOSE, BUT YOU KNOW, IT IS NOT THAT EASY FOR LANDLORD TO PAY US BACK.

Christopher Longiaru —Sidoti & Company—Analyst

SO BASICALLY, IT MEANS YOU ARE GOING TO TRY YOUR BEST.

Keh-Shew Lu —Diodes Incorporated—President and CEO

TRY OUR BEST.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

WE ALWAYS TRY OUR BEST.

Christopher Longiaru —Sidoti & Company—Analyst

OKAY. MY OTHER QUESTION JUST HAS TO DO WITH — IN TERMS OF JUST ON THE COMMUNICATIONS SIDE. YOU TALKED ABOUT JUST A LITTLE BIT OF SLOWER ORDER RATES. CAN YOU TALK ABOUT THE TRENDS THERE OVER THE COURSE OF THE QUARTER, AND HOW IT LOOKS THROUGH JULY?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

OBVIOUSLY, BY OUR GUIDANCE WE SEE SOME IMPROVEMENTS INTO JULY, AND I THINK INTO THE THIRD QUARTER AND INTO THE SECOND HALF OF THE YEAR IN SOME OF OUR KEY CUSTOMERS. SO I THINK BASICALLY IT IS IN LINE WITH OUR GUIDANCE.

Christopher Longiaru —Sidoti & Company—Analyst

AND THEN JUST IN TERMS OF THE TAX RATE CONTINUING TO COME DOWN A LITTLE BIT, SHOULD WE STILL BE MODELING 20% FOR THE YEAR, RICK? OR SHOULD WE THINK OF THAT MORE IN THE MID-TEENS RANGE?

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

NO, I THINK YOU NEED TO PUSH IT UP MORE TO THE 20%, 21%. THAT IS WHERE THE EFFECTIVE TAX RATE MIDPOINT IS FOR THE THIRD QUARTER.

Christopher Longiaru —Sidoti & Company—Analyst

OKAY. THAT’S ALL I HAVE. THANKS, GUYS.

Keh-Shew Lu —Diodes Incorporated—President and CEO

THANK YOU.

Operator

TRISTAN GERRA, ROBERT W. BAIRD.

Tristan Gerra —Robert W. Baird & Company, Inc.—Analyst

THE SLOWDOWN THAT YOU MENTIONED AT CERTAIN CUSTOMERS, COULD YOU REMIND US HOW BIG THEY ARE AS A PERCENT OF YOUR REVENUE, AND MAYBE SOME COMMENTARY AROUND THE CONTENT YOU HAVE AT THOSE CUSTOMERS?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

WE DON’T REALLY WANT TO GET INTO THAT DETAIL, BUT WE DON’T HAVE ANY CUSTOMERS THAT ARE OVER THE 10% RANGE. SO I THINK THAT’S AS FAR AS WE WANT TO GET INTO THE DETAIL OF THAT.

Tristan Gerra —Robert W. Baird & Company, Inc.—Analyst

OKAY. AND THEN IN TERMS OF THE TRANSFER OF BCD’S PACKAGING TO YOUR SHANGHAI FACILITY, HOW MUCH ROOM DO YOU HAVE LEFT FOR BCD PRODUCTS AT THAT FACILITY? AND THEN IS IT GOING TO BE ALL OF BCD’S PRODUCTS, OR JUST PART OF IT? AND THEN FINALLY, IF YOU COULD GIVE US SOME SENSE OF HOW MUCH THAT WILL BENEFIT GROSS MARGIN.

Keh-Shew Lu —Diodes Incorporated—President and CEO

OKAY. NUMBER ONE, NOT ALL THE BCD PACKAGING THEY USED WE ARE ABLE TO PRODUCE IN SKE. LIKE TO-92 — WE DON’T HAVE THAT PACKAGE INSIDE DIODES OURSELVES. SO THE NUMBER — THAT PACKAGE WE WEREN’T ABLE TO.

AND THEN SOME OF THE PACKAGE WE STARTED TO QUALIFY, BUT NOT ALL THE CUSTOMERS WILL ALLOW US TO CHANGE THAT EASILY. SO WHAT WE TRIED TO — WHAT WE DO, WE SAY, IS WE WILL DO ALL OF THE QUALIFICATION, ALL THE PCN, BY END OF SEPTEMBER. AND THEN ASSUME 3 MONTHS PCN CHANGE. AND THEN WE SHOULD BE FINISHED OUR CONVERSION BY END OF THE YEAR, WHICH WE HOPE IS ONE QUARTER AHEAD OF SCHEDULE.

BUT I WON’T EXPECT EVERYTHING WE WANT TO PULL IN CAN PULL IN BEFORE END OF THE YEAR.

Tristan Gerra —Robert W. Baird & Company, Inc.—Analyst

OKAY. AND ANY BENEFIT THAT YOU ARE WILLING TO TALK ABOUT IN TERMS OF YOUR COGS?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WHAT?

Tristan Gerra —Robert W. Baird & Company, Inc.—Analyst

I WAS WONDERING IF YOU WOULD BE WILLING TO ELABORATE A LITTLE BIT ON THE TYPE OF SAVINGS THAT YOU WOULD EXPECT FROM THAT MIGRATION IN PACKAGING FOR BCD.

Keh-Shew Lu —Diodes Incorporated—President and CEO

YES, IT WILL BE HELPED. BUT ACTUALLY IT HELPS US A LITTLE BIT ON OUR LOADING, BUT IT IS MORE WILL BE HELPED BCD, BECAUSE WE WILL PROVIDE THEM LOWER COSTS THAN THEY ARE GETTING FROM OUTSIDE.

Tristan Gerra —Robert W. Baird & Company, Inc.—Analyst

OKAY, THANK YOU.

Operator

VIJAY RAKESH, STERNE, AGEE.

Vijay Rakesh —Sterne, Agee & Leach, Inc.—Analyst

GOOD WORK ON THE GROSS MARGIN SIDE. I WAS WONDERING — YOU MENTIONED PRODUCT MIX IMPROVEMENT IN YOUR PREPARED REMARKS, AND YOU ALLUDED TO SOME SMARTPHONE WINS OR HANDSET WINS PICKING UP. CAN YOU GIVE SOME MORE COLOR ON HOW MUCH — WHERE THE MIX IS NOW? HOW SHOULD WE LOOK AT MIX AS YOU GO OUT NEXT ONE, TWO QUARTERS WITH BCD OR ANALOG PICKING UP?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, YOU KNOW, WE MEASURE OUR ASPS BY TWO INDEX — ONE WE CALL A MIX DEPENDENT; ONE WE CALL MIX INDEPENDENT. FROM A MIX INDEPENDENT POINT OF VIEW, THAT MEANS THE SAME PRODUCT SELLS LAST QUARTER PRICE; SALES IN LAST QUARTER VERSUS — EXACTLY THE SAME PRODUCT SALES IN THIS QUARTER.

THAT ACTUALLY IS HIGHER THAN — THAT PRICE DROP IS HIGHER THAN OUR TYPICAL. I REMEMBER I MENTIONED IN THE PAST BEFORE, TYPICALLY WE LOOK AT 1.5% TO 2.0% A QUARTER ASP DROP. AND THIS QUARTER IS ACTUALLY HIGHER THAN THAT NUMBER.

BUT THEN WE LOOK AT ANOTHER INDEX CALLED MIX-DEPENDENT, WHICH MEANS WE DON’T CARE WHICH CUSTOMER; WE JUST LOOK AT THE TOTAL ASP REGARDLESS OF THE PRODUCT TYPE. THAT IS MIX-DEPENDENT. AND ACTUALLY FROM A MIX-DEPENDENT POINT OF VIEW, WE ARE HAPPY, BECAUSE ASP IS ACTUALLY GOING UP. AND THAT IS WHY WHEN WE SAY GPM IMPROVEMENT, WE CREDIT THAT TO THE MIX CHANGE, WHICH MEANS THAT ASP DUE TO MIX-DEPENDENT IS IN A POSITIVE INSTEAD OF A NEGATIVE RANGE.

Vijay Rakesh —Sterne, Agee & Leach, Inc.—Analyst

GOT IT. AND YOU MENTIONED TWO WINS ON THE HANDSET SIDE WITH YOUR DFN/CSD PACKAGING. DO YOU SEE MORE WINS ON THAT SIDE OR IN SOME OF THE SMALLER PACKAGES GOING FORWARD?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

YES, WE THINK THAT THAT’S A REALLY STRONG POINT FOR US, AND WE THINK THESE SUB-MINIATURE PACKAGING IN OUR LOGIC SERIES IS GOING TO BE A BIG WINNER FOR US IN THE LONG RUN. SO WE THINK THAT WE’RE RIGHT ON THE EDGE OF THE TECHNOLOGY. WE THINK WE HAVE THE SMALLEST STUFF OUT THERE, AND WE THINK WE’RE GOING TO DO VERY WELL IN THAT SECTOR.

Keh-Shew Lu —Diodes Incorporated—President and CEO

TYPICALLY, THAT KIND OF PRODUCT WILL GIVE US A BETTER GPM OR BETTER ASP.

Vijay Rakesh —Sterne, Agee & Leach, Inc.—Analyst

GOT IT. ON THE UTILIZATION SIDE, CAN YOU GIVE US SOME TRENDS — WHAT SPEED UTILIZATION IS RUNNING IN THE LAST 2 OR 3 QUARTERS? AND WHERE IS IT NOW?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, WE SEPARATE IT INTO TWO CATEGORIES, RIGHT? ONE IS THE MOST ADVANCED IN A NEW PACKAGE, WHICH IS THE ONE WE ARE DRIVING VERY HEAVILY ON THE LOADING AND ON THE — WINNING THE BUSINESS. IN THAT PORTION WE ARE FULL. AND THAT IS WHERE WE STILL SPEND SOME CAPITAL MONEY TO INCREASE THE CAPACITY FOR THOSE KIND OF VERY SMALL, VERY POWER-EFFICIENT PACKAGE.

FOR THE STANDARD COMMODITY PACKAGE, IN THE MARKET IT IS STILL WEAK. AND SO OUR LOADING IN THAT AREA FROM AN ASSEMBLY POINT OF VIEW, STILL SOMEWHERE AROUND 75% TO 80%. I DON’T KNOW THE EXACT NUMBER, BUT IT’S NOT REALLY IMPROVED THE LOADING, BECAUSE THAT IS AN AREA WE ARE NOT DRIVING ALREADY.

AND THAT IS WHY WHEN WE SAY IMPROVE THE MIX, WE ARE PUSHING MORE PRODUCT OUT IN THE ADVANCED PACKAGE INSTEAD OF OUT OF A COMMODITY PACKAGE, WHICH IS LOWER GPM. AND THAT IS NOT WHERE WE FOCUS OUR REVENUE AT.

Vijay Rakesh —Sterne, Agee & Leach, Inc.—Analyst

GOT IT. AND LAST QUESTION, BCD. YOU ARE PULLING IT IN, YOU SAID. YOU SAID YOU’D BE DONE BY WHAT, FIRST QUARTER? OR YOU THINK YOU WILL GET IT DONE EARLIER? HOW FAR IS THE BCD PULL-N DONE HERE?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, I THINK WE WILL START TO BENEFIT IN PROBABLY SEPTEMBER, BUT THEN A BIG BENEFIT PROBABLY IN Q4.

Vijay Rakesh —Sterne, Agee & Leach, Inc.—Analyst

GOT IT.

Keh-Shew Lu —Diodes Incorporated—President and CEO

YES.

Vijay Rakesh —Sterne, Agee & Leach, Inc.—Analyst

GREAT, THANKS.

Keh-Shew Lu —Diodes Incorporated—President and CEO

THANK YOU.

Operator

VERNON ESSI, NEEDHAM & COMPANY.

Vernon Essi —Needham & Company—Analyst

I WAS WONDERING IF YOU ALL HAD ANY COLOR NOW THAT YOU’VE GOT BCD SORT OF SETTLED IN AS TO WHAT THINGS MIGHT LOOK LIKE FROM A SEASONALITY PERSPECTIVE IN THE FOURTH QUARTER. YOU USUALLY TEND TO HAVE A LITTLE BIT OF A DECLINE. IS THERE ANY REASON TO THINK THAT MIGHT BE A LITTLE BIT DIFFERENT THIS YEAR? ARE THERE ANY TRENDS THAT YOU CAN SEE NOW THAT MIGHT OFFSET THAT?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, IT IS TOO EARLY TO BE TALKING ABOUT FOURTH QUARTER. I’M TRYING TO CONCENTRATE — MAKE MY THIRD-QUARTER GUIDANCE. AND SO, WE ARE NOT READY SPENDING EFFORT TO LOOKING INTO THE FOURTH-QUARTER BUSINESS YET.

Vernon Essi —Needham & Company—Analyst

OKAY. AT LEAST I TRIED THERE. A COUPLE OF QUESTIONS FOR YOU, RICK. WONDERING ON THE DEPRECIATION FRONT, IT WAS A LITTLE BIT LIGHTER THAN I WOULD’VE ANTICIPATED IN THE SECOND QUARTER. SHOULD WE EXPECT IT TO GO UP A LITTLE BIT MORE IN THE THIRD QUARTER? OR IS THIS ABOUT THE RUN RATE WE SHOULD BE LOOKING AT ON A GO-FORWARD BASIS, AT LEAST FOR THE TIME BEING?

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

I THINK THIS IS ABOUT THE RUN RATE. WE’VE CUT OUR CAPEX DOWN TO 5% TO 9%, SO I DON’T SEE ANY BIG INCREASES. IT MAY TREND UP A LITTLE BIT, BUT THIS IS ABOUT THE RUN RATE.

Keh-Shew Lu —Diodes Incorporated—President and CEO

IF YOU REMEMBER, OUR OLD BUSINESS MODEL IS AT 10% TO 12% OF OUR REVENUE, BUT SINCE NOW WE HAVE STILL COMMODITY PACKAGING AVAILABLE, PAST AVAILABLE, WE ONLY SPEND THE MONEY IN — THE THREE AREAS WE WILL SPEND THE MONEY.

ONE IS BCD, AND YOU KNOW BCD FAB TWO, STILL NEEDS EQUIPMENT TO PUT IT UP. AND THEN CHENGDU IS OUR FUTURE, SO WE NEED TO START TO DO SOMETHING FOR CHENGDU. AND THEN THE THIRD ONE WILL BE THOSE ADVANCED PACKAGE IN OUR SKE. AND IF YOU LOOK AT — WE EVEN CONSIDER ALL OF THOSE THREE TOGETHER, OUR GUIDANCE NOW IS 5% TO 9%. SO YOU CAN SEE WE HAVE SIGNIFICANTLY REDUCED OUR CAPEX EXPENDITURE.

Vernon Essi —Needham & Company—Analyst

OKAY. AND JUST MOVING TO THE BALANCE SHEET, RICK, THE PAYABLES WERE UP PRETTY SHARPLY THERE; OBVIOUSLY, A GOOD SOURCE OF CASH FOR YOU. WHAT WAS THE REASONING? AND I ASSUME THAT’S PROBABLY GOING TO COME BACK TO TRENDLINE. OR IS THERE A REASON IT MIGHT STAY UP AT THIS RANGE, JUST LOOKING AT CASH FLOW NEXT QUARTER?

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

I MISSED WHAT WAS UP.

Vernon Essi —Needham & Company—Analyst

PAYABLES, ACCOUNTS PAYABLE.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

YES, I THINK THE PAYABLES DAYS WERE DOWN, THOUGH. WE HAD 3 MONTHS OF BCD IN THERE, AND ONLY 1 MONTH OF BCD LAST TIME. SO IT WILL CHANGE AROUND AS WE MOVE THROUGH TIME. BUT I THINK IT PAYABLES DAYS WERE DOWN.

NO, THEY WERE UP? OKAY. PAYABLES DAYS WERE UP. I DON’T HAVE THAT IN FRONT OF ME.

Vernon Essi —Needham & Company—Analyst

I’M SHOWING AN INCREASE; IT IS PRETTY DRAMATIC, AT LEAST ON THE FORMULAS I’M USING, ALTHOUGH I’M PROBABLY NOT USING AN EXHAUSTIVE METHOD LIKE YOU ARE BEHIND THE SCENES THERE. BUT YES, I JUST WAS CURIOUS. I ASSUME IT’S PROBABLY GOING TO TREND BACK A LITTLE BIT ON A GO-FORWARD BASIS.

NOT A BIG DEAL. BUT FINALLY, JUST WONDERING ON THE TAX FRONT, TO FOLLOW UP TO A PRIOR QUESTION, SHOULD WE BE THINKING ABOUT THIS LEVEL GOING INTO 2014 IN THAT 20%, 21% RANGE? OR WE EXPECT THAT TO MODERATE LOWER?

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

NO, I THINK IT’S GOING TO STAY IN THAT 20% TO 21% RANGE.

Vernon Essi —Needham & Company—Analyst

OKAY. THANKS A LOT, GUYS.

Operator

HARSH KUMAR, STEPHENS.

Harsh Kumar —Stephens Inc.—Analyst

A COUPLE OF QUESTIONS. RICK, I WANTED TO CLARIFY. YOUR PRESS RELEASE SAYS THAT YOUR GAAP GROSS MARGINS ARE EXPECTED TO BE 30.3%. USUALLY THE NON-GAAP MARGIN IS A LITTLE BIT HIGHER. WE MODEL NON-GAAP WHEN WE MODEL YOUR COMPANY.

SHOULD I BE THINKING OF A LITTLE BIT HIGHER NUMBER ON THE GROSS MARGIN SIDE? OR SHOULD I BE THINKING 30.3? AND SAME QUESTION FOR TAXES.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

THE GROSS MARGIN, GAAP AND NON-GAAP, WAS ONLY FOR THE FIRST QUARTER AND SECOND QUARTER BECAUSE OF THE BCD PURCHASE PRICE ADJUSTMENT. WE DON’T NORMALLY HAVE A DIFFERENCE BETWEEN GAAP AND NON-GAAP. SO THOSE PURCHASE PRICE ADJUSTMENTS WERE FINISHED IN THE SECOND QUARTER. AND GOING FORWARD IN THE THIRD QUARTER, GAAP AND NON-GAAP MARGIN IS THE SAME.

Harsh Kumar —Stephens Inc.—Analyst

GOT IT.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

30.3%, OKAY?

Harsh Kumar —Stephens Inc.—Analyst

GOT IT.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

AND THE TAX RATE, THE TAX RATE IS APPROXIMATELY THE SAME FOR BOTH GAAP AND NON-GAAP STANDPOINT.

Harsh Kumar —Stephens Inc.—Analyst

FAIR ENOUGH. THANKS, RICK. AND THEN DR. LU, I KNOW YOU TALKED ABOUT WEAKNESS AT CERTAIN OEM CUSTOMERS. WAS THAT THE FACTOR IN THE 3% TO 7% GUIDANCE, WHICH IS A LITTLE LESS THAN SEASONAL? OR WAS IT THE FACT THAT YOU HAD TO LEAVE REVENUES ON THE TABLE, BECAUSE YOU COULDN’T MAKE ENOUGH BECAUSE OF THE ACCIDENT AT THE POWER SUPPLY POWER STATION?

Keh-Shew Lu —Diodes Incorporated—President and CEO

I THINK — WE ARE TALKING ABOUT THIRD QUARTER — WE ARE STILL AFFECTED BY TWO FACTORS. ONE IS THE PC MARKET IS NOT GROWING LIKE IN THE PAST. AND THAT, SINCE WE HAVE 30-SOMETHING PERCENT OF OUR REVENUE —

Mark King —Diodes Incorporated—SVP, Sales and Marketing

22%.

Keh-Shew Lu —Diodes Incorporated—President and CEO

— 22% OF OUR REVENUE COMING FROM COMPUTING MARKET, IT AFFECTS US, THE GROWTH. BECAUSE IN THE PAST PC IS VERY STRONG IN THIRD QUARTERS. THIS YEAR PC IS NOT THAT STRONG.

AND ANOTHER ONE IS A COUPLE OF OUR OEMS IS NOT VERY STRONG. THEY HAVE SOME NEWER INVENTORY IN THE SECOND QUARTER. AND SO IT AFFECTS US.

BUT OVERALL WE’RE STILL GAINING THE MARKET SHARE, BECAUSE 5% IS STILL A PRETTY GOOD GROWTH. RATHER THAN THE AVERAGE.

Harsh Kumar —Stephens Inc.—Analyst

NO, TOTALLY. AND DR. LU, WHAT IS THE BIGGEST DRIVER TO GET TO YOUR TARGET 20% OPERATING MARGIN GOAL THAT YOU HAVE? WHAT IS THE BIGGEST THING YOU NEED FOR THAT TO HAPPEN?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, I THINK ASP IS ONE; AND MOST IMPORTANT IS NOT IN OUR INDEPENDENT — MIX-INDEPENDENT ASPS. MOST IMPORTANT IS MIX.

AND THEN SECOND ONE WOULD BE WHEN THE MARKET STARTED TURNING, WE CAN START TO REALIZE OUR COMMODITY TYPE OF PACKAGING, AND THAT LOADING WILL INCREASE OUR PROFITABILITY FROM OUR MAKING FUNCTION.

SO IF YOU ASK ME, THOSE TWO IS VERY IMPORTANT FOR US. HIGH END ADVANCED PACKAGE, I THINK WE ARE VERY HAPPY WITH THE PROGRESS. AND WE CONTINUE PUTTING MORE CAPACITY OVER THERE. BUT WE STILL HAVE A CERTAIN UNREALIZED CAPACITY DUE TO THE GENERAL MARKET IS STILL NOT AS STRONG.

IF YOU GO TO LOOK AT OVERALL SEMICONDUCTOR, ESPECIALLY OUR SAME GROUP, IT’S NOT REALLY STRONG. AND I HOPE WHEN THE MARKET STARTS TO TURN, THEN WE WILL GROW OUR GPM PERCENT WITH IT.

Harsh Kumar —Stephens Inc.—Analyst

GOT IT. AND LAST QUESTION, DR. LU. IN THE PAST CYCLES YOU’VE BEEN ABLE TO GET TO GROSS MARGIN OF — THIS IS A LONG-TERM QUESTION — GROSS MARGIN OF 34%, 36%. SOMEWHERE IN THAT RANGE; CALL IT 35%.

YOU’VE GOT MORE ANALOG NOW. YOU PROBABLY WILL HAVE BETTER UTILIZATION. IS IT FAIR TO THINK THAT YOU CAN GET BACK AT LEAST THERE IF NOT HIGHER, DR. LU?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, YOU KNOW, MY BUSINESS MODEL IS ALWAYS 35%. NOW WHEN EVERYTHING IS IN THE RIGHT WEIGHTING, THE RIGHT DIRECTION, LAST TIME WE WERE ABLE TO GET 38%. BUT OUR BUSINESS MODEL IS 35%. AND I AM CONFIDENT WHEN THE MARKET REALLY TURNING STRONG, WE SHOULD BE ABLE TO GET 35%.

Harsh Kumar —Stephens Inc.—Analyst

GREAT. THANK YOU, DR. LU. CONGRATULATIONS.

Keh-Shew Lu —Diodes Incorporated—President and CEO

THANK YOU.

Operator

SUJI DE SILVA, TOPEKA.

Suji De Silva —Topeka Capital Markets—Analyst

NICE JOB ON THE QUARTER AND THE MARGINS. MY FIRST QUESTION IS ABOUT YOUR SMARTPHONE TABLET EXPOSURE. I KNOW YOU HAVE GOOD SHARE POSITION AT THE TIER 1S. IF THE MARKET IS STRONGER THE NEXT FEW QUARTERS IN THE LOW-END SMARTPHONE MARKET, CAN YOU TALK ABOUT YOUR SHARE POSITION THERE, A? AND B, CAN YOU TALK ABOUT WHETHER IT’S THE PREMIUM PRODUCTS THAT GO INTO THOSE DEVICES, OR MAYBE THE MORE COMMODITY PRODUCTS FOR YOU GUYS?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, MARK?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

OKAY. SO I WOULD SAY THAT HISTORICALLY OUR POSITION IS STRONGER IN THE TIER 1S THAN IT IS IN THE TIER 2. BUT I THINK YOU WILL SEE AN EMERGING PRESENCE IN THE TIER 2 IN THE COMING QUARTERS AND IN THE FOCUS — AS WE FOCUS MORE TOWARDS IT. WE LIKE TO FOCUS ON THE LEADERS AND THEN MOVE TO THE SECOND TIER, SO I THINK THAT’S PART OF OUR STRATEGY.

AND I WOULD SAY THAT IT’S A PRETTY GOOD MIX BETWEEN PRODUCTS. BUT MOST OF THE SMARTPHONES IN TIER 1S USE PREMIUM PRODUCT. AS WE GO TO THE TIER 2 IT WILL BE MORE BROAD-BASED AND MAYBE LESS SOPHISTICATED OR SLIGHTLY LESS PREMIUM THAN THE TIER 1S.

BUT OBVIOUSLY WE SEE THERE’S SOME EMERGING DYNAMICS IN THESE MARKETS IN MAINLAND CHINA THAT WE ARE VERY, VERY INTERESTED IN. AND I THINK THAT OUR BCD ACQUISITION AND THE ADDITIONAL SALES FORCE AND COVERAGE THAT WE HAVE THERE SHOULD HELP US IN THAT LONG TERM. SO I THINK WE ARE WELL POSITIONED TO CONTINUE TO EXPLOIT THOSE MARKETS AS THEY EMERGE.

Suji De Silva —Topeka Capital Markets—Analyst

GREAT. AND MY SECOND QUESTION IS ABOUT GROSS MARGINS AND SOME OF THE TAILWINDS THERE. CAN YOU TALK ABOUT HOW FAR ALONG YOU ARE LONG, DR. LU, ON THE COPPER CONVERSION? AND ALSO MOVING ANY OF DIODES’ ANALOG PRODUCTS OVER TO BCD’S FAB. CAN EITHER OF THOSE BE MEANINGFUL GROSS MARGIN HELP IN THE NEXT COUPLE OF QUARTERS?

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, I THINK IF IN A COUPLE OF QUARTERS WHEN THE MARKET HAS STARTED TO TURN, I THINK OUR MARGIN IMPROVEMENT WILL BE THERE. AND RIGHT NOW EVERYTHING IS REALLY HOLDING THERE. GOLD PRICE IS NO LONGER GOING DOWN AND NO LONGER GOING UP. SO GOLD PRICE IS PROBABLY QUITE STABLE.

AND COPPER WIRE CONVERSION — WE CONVERT MOST OF WHAT WE WANT TO CONVERT. NOW ONLY ONE OR TWO CUSTOMERS STILL ARE NOT READY FOR US YET, BUT THE MAJORITY OF OUR CUSTOMERS IS ALREADY LET US CONVERT. AND FROM BCD, LIKE I SAID, WE WILL START TO RAMP. WE FINISH EVERYTHING BY THE END OF THIS QUARTER, AND WE WILL START TO RAMP, PROBABLY, BIG PART OF SEPTEMBER; AND THEN WE WILL TRY TO RAMP WHATEVER WE CAN RAMP BY END OF FOURTH — END OF THIS YEAR. AND THEN WE WILL BE — A COUPLE OF KEY CUSTOMERS MAY NOT LET US TO CONVERT. AFTER THAT THE MAJORITY OF WHAT WE CAN CONVERT WILL BE CONVERTED.

SO NEXT YEAR WE WILL BE — IF THE MARKET TURNS, THEN WE SHOULD HAVE A HOPE TO SIGNIFICANTLY INCREASE OUR GROSS MARGIN.

Suji De Silva —Topeka Capital Markets—Analyst

GOOD TO HEAR, DR. LU. AND LAST QUESTION IS IT’S HOPEFULLY NOT TOO SOON SINCE YOU CLOSED BCD AND GOT THAT INTEGRATED, BUT CAN YOU GIVE US THE UPDATED THOUGHTS ON FURTHER ACQUISITION AT THIS POINT? THANKS.

Keh-Shew Lu —Diodes Incorporated—President and CEO

WELL, ACQUISITION TO GIVE US ANOTHER STEP OF THE GROWTH IS ALWAYS IN MY STRATEGY. AND SO I CANNOT TALK ABOUT IT UNTIL WE ARE READY TO MAKE THE ANNOUNCEMENT. BUT LIKE I SAID, THAT’S ALWAYS ONE OF MY GROWTH STRATEGIES, AND I’M NOT GOING TO GIVE UP THAT YET. OKAY?

Suji De Silva —Topeka Capital Markets—Analyst

OKAY, THANKS, GUYS.

Operator

SHAWN HARRISON, LONGBOW RESEARCH.

Shawn Harrison —Longbow Research—Analyst

JUST TWO FOLLOW-UP QUESTIONS. I KNOW EARLIER OF THE TOPIC WAS BROACHED UPON THE SAVINGS AT BCD THAT — FROM INTEGRATING IT INTO YOUR FACILITIES. BUT HOW MUCH OF THE MARGIN IMPROVEMENT IS THAT, EXACTLY, FOR BCD? IS THAT 5 POINTS? AM I BEING TOO AGGRESSIVE IN THAT TYPE OF ASSUMPTION?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

I DON’T THINK WE HAVE REALLY QUANTIFIED IT.

Keh-Shew Lu —Diodes Incorporated—President and CEO

YES.

Mark King —Diodes Incorporated—SVP, Sales and Marketing

THAT MUCH —

Keh-Shew Lu —Diodes Incorporated—President and CEO

5%?

Mark King —Diodes Incorporated—SVP, Sales and Marketing

5%, I MEAN, ON THEIR SHARE OF —

Keh-Shew Lu —Diodes Incorporated—President and CEO

NO, NO, NO, NO. 5% IS TOO HIGH.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

WAY TOO MUCH.

Keh-Shew Lu —Diodes Incorporated—President and CEO

YES, 5% IS WAY TOO MUCH. BECAUSE THEIR REVENUES ARE NOT THAT MUCH COMPARED WITH OUR TOTAL REVENUE.

Mark King —Diodes Incorporated—SVP, Sales and Marketing

I THINK HE MEANT 5% OF THEIR PERCENTAGE OF THE REVENUE.

Shawn Harrison —Longbow Research—Analyst

5% OF THEIR PERCENTAGE OF THE REVENUE, CORRECT.

Keh-Shew Lu —Diodes Incorporated—President and CEO

OKAY. OKAY, THAT COULD BE. LIKE I SAY, WE DO NOT HAVE THE DETAILED NUMBER PUT IN YET.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

SO THINK ABOUT, WHERE IT REALLY HELPS IS IN THE OVERHEAD ABSORPTION. BECAUSE WE HAVE TO BUY LEAD FRAMES; WE HAVE TO BUY GOLD WIRE; WE HAVE TO BUY MOLD COMPOUND — ALL THOSE THINGS THAT THEY ARE BUYING EXTERNALLY. SO WHERE IT HELPS FROM A DIODES PERSPECTIVE IS MORE UNITS ABSORBING INDIRECT OVERHEAD AND INDIRECT LABOR. SO IT IS GRADUAL AS THAT STUFF MOVES THROUGH THE LINE. SO IT’S NOT LIKE IT’S JUST AN IMMEDIATE FLIP UP.

Shawn Harrison —Longbow Research—Analyst

OKAY. AND THEN —.

Mark King —Diodes Incorporated—SVP, Sales and Marketing

AND THEN THERE’S OTHER ADVANTAGES TO IT OF CONSISTENCY, CAPACITY, QUALITY.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

WELL, SURE.

Mark King —Diodes Incorporated—SVP, Sales and Marketing

AND ALL THOSE OTHER THINGS, TOO. SO THERE’S A LOT OF MOTIVATIONAL POINTS IN DOING IT BEYOND JUST THE MARGIN.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

RIGHT.

Shawn Harrison —Longbow Research—Analyst

GOT YOU. YOU HAVE GREATER CONTROL OF THE SUPPLY CHAIN.

Keh-Shew Lu —Diodes Incorporated—President and CEO

YES, CORRECT.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

RIGHT. AND ONE THING THAT KEH-SHEW TALKED ABOUT EARLIER WAS THE ADOPTION INTO THE ASSEMBLY TEST AREA IN THE FOURTH QUARTER. SO THE MOVEMENT OF PRODUCTS INTO THE BCD WAFER FABS IS GOING TO TAKE A LOT LONGER THAN THAT. THAT WON’T BE DONE UNTIL —

Keh-Shew Lu —Diodes Incorporated—President and CEO

NEXT YEAR.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

NEXT YEAR, RIGHT? SO THAT IS ALSO AN IMPROVEMENT. BUT A LONGER-TERM IMPROVEMENT.

Keh-Shew Lu —Diodes Incorporated—President and CEO

YES.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

SO DON’T GET THE TWO CONFUSED WITH WE’RE GOING TO BE DONE IN THE FOURTH QUARTER, NOT WITH THE WAFER FAB.

Shawn Harrison —Longbow Research—Analyst

AND ALL OF THOSE DYNAMICS ARE ROLLED UP INTO THAT 35% GROSS MARGIN TARGET?

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

YES, SURE.

Shawn Harrison —Longbow Research—Analyst

OKAY.

Rick White —Diodes Incorporated—CFO, Secretary and Treasurer

PLUS A GOOD MARKET, PLUS STRONG PRICING — ALL THE THINGS THAT GOES ALONG WITH THAT.

Shawn Harrison —Longbow Research—Analyst

THAT IS MORE THAN FAIR. THEN TWO BRIEF FOLLOW-UPS, I GUESS. I KNOW THAT THERE WAS A RESTRUCTURING ANNOUNCEMENT MADE LAST QUARTER — IT WAS, I THINK, ABOUT $3 MILLION IN ANNUALIZED SAVINGS. HOW IS THAT PROGRESSING?

AND THEN THE SECOND QUESTION IS WITH THE GOOD FREE CASH FLOW HERE YEAR TO DATE, AND WHAT LOOKS TO BE REALLY GOOD FREE CASH FLOW IN THE BACK HALF OF THE YEAR, HOW QUICKLY ARE YOU LOOKING TO PAY DOWN YOUR DEBT, RICK?

Keh-Shew Lu —Diodes Incorporated—President and CEO

OKAY, NUMBER ONE, THE REDUCTION IS ACTUALLY COMPLETED. OKAY? IT IS COMPLETED. AND SO THEN, SECOND, PAY DOWN THE DEBTS. LIKE I SAID, M&A IS STILL ONE OF THE KEY STRATEGIES IN ME, SO INSTEAD OF PAYING DOWN THE DEBTS, I MIGHT — I WILL MORE FOCUS ON USING THAT TO DO M&A.

Shawn Harrison —Longbow Research—Analyst

THAT IS MORE THAN FAIR. THAT’S A GOOD STRATEGY. THANKS A LOT, DR. LU.

Keh-Shew Lu —Diodes Incorporated—President and CEO

OKAY.

Operator

THIS CONCLUDES OUR QUESTION-AND-ANSWER SESSION. I WOULD NOW LIKE TO TURN THE CALL BACK OVER TO MANAGEMENT FOR CLOSING REMARKS.

Keh-Shew Lu —Diodes Incorporated—President and CEO

THANK YOU FOR YOUR PARTICIPATION TODAY. OPERATOR, YOU MAY NOW DISCONNECT.

Operator

LADIES AND GENTLEMEN, THANK YOU FOR YOUR PARTICIPATION. YOU MAY NOW DISCONNECT. HAVE A GREAT DAY.